Exhibit 10.19


                                  AMENDMENT TO
                              EMPLOYMENT AGREEMENT


     The Employment Agreement (the "Agreement") of John C. Corey dated as of the 18th day of May, 2001 is hereby amended as follows:

     1. A new third sentence is added to Subsection 4.2(c) of the Agreement to read as follows:

          Notwithstanding the provisions of the preceding sentence, the Employee may elect to defer, in accordance with the provisions of the Safety Components International, Inc. Executive Deferral Program, the payment of (i) any bonus payable under the Management Incentive Plan of the Company or (ii) any Special Bonus, but only in the event (y) the Employee accepts a position with similar responsibilities immediately following the Change of Control, or (z) following the Change of Control, the tangible net worth of the Company (as constituted immediately following the Change of Control) is at least as great as its net worth immediately preceding the Change of Control.

     2. A proviso is added at the end of the second sentence of Paragraph 7.4(b)(1) of the Agreement to read as follows:

          ; provided, however, that the Employee may elect to defer, in accordance with the provisions of the Safety Components International, Inc. Executive Deferral Program, any severance and non-competition payment payable pursuant to this Section.

     3. A proviso is added at the end of the second sentence of Paragraph 7.4(b)(4) of the Agreement to read as follows:

          ; provided, however, that the Employee may elect to defer, in accordance with the provisions of the Safety Components International, Inc. Executive Deferral Program, any severance and non-competition payment payable pursuant to this Section.

     4. All other provisions of the Agreement are hereby confirmed and ratified.

     IN WITNESS THEREOF, the parties hereto have executed this Amendment to the Agreement as of the 27th day of June, 2001.

                                           SAFETY COMPONENTS INTERNATIONAL, INC.


                                           By:
                                              ----------------------------------

                                              ----------------------------------
                                              John C. Corey